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Exhibit 10.41

SECOND AMENDMENT TO
HUGHES ELECTRONICS CORPORATION
EXECUTIVE DEFERRED COMPENSATION PLAN

        THIS SECOND AMENDMENT TO THE AMENDED AND RESTATED HUGHES ELECTRONICS CORPORATION EXECUTIVE DEFERRED COMPENSATION PLAN dated as of December 22, 2003, is made and adopted by The DIRECTV Group ("DIRECTV"). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Hughes Electronics Corporation Executive Deferred Compensation Plan (the "Plan").

        WHEREAS, The DIRECTV Group, the renamed Hughes Electronics Corporation, a Delaware corporation, maintains the Plan;

        WHEREAS, pursuant to Article 11 of the Plan, DIRECTV may amend the Plan from time to time;

        WHEREAS, DIRECTV desires to amend the Plan to eliminate future deferrals as set forth herein; and

        WHEREAS, this Second Amendment was adopted by the Compensation Committee of the DIRECTV Board of Directors on November 9, 2006, effective as of December 31, 2006.

        NOW, THEREFORE, in consideration of the foregoing, the Plan is hereby amended as follows:

  1.
  Section 3.3(f) of the Plan is hereby established as follows:

    "Cancellation of Future Deferral Elections. As of the effective date of this amendment, no new deferral elections shall be honored. Plan participation as to amounts of elective and/or non elective deferred compensation shall be limited to deferrals of base annual salary for the 2006 Plan year. No existing deferral elections of monies or stock otherwise payable in 2007 and/or later will be allowed, or honored including, but not limited to, deferral elections for Bonus, Restricted Stock Units, Long-Term Achievement Plan Awards deferrals and any other previously made deferrals of compensation.

  2.
  Plan Section 3.6 is hereby deleted.

  3.
  Plan Section 3.7 is hereby deleted effective subsequent to the deferral of any Annual Deferral Amount for the 2006 Plan Year.

        I hereby certify that the foregoing Second Amendment to the Hughes Electronics Corporation Executive Deferred Compensation Plan was duly adopted by The DIRECTV Group on December 31, 2006.

        Executed on this    day of November, 2006.

/s/ Larry D. Hunter Larry D. Hunter, Corporate Secretary

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SECOND AMENDMENT TO HUGHES ELECTRONICS CORPORATION EXECUTIVE DEFERRED COMPENSATION PLAN